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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 23, 1997
                                                 -------------------------------


                         THE AMERICAS GROWTH FUND, INC.
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             (Exact name of registrant as specified in its charter)

        Maryland                   0-24432                    65-0504786
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 (State or other juris-        (Commission File           (I.R.S. Employer
diction of incorporation)          Number)               Identification No.)


 701 Brickell Avenue, Miami, Florida                                 33131
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:     (305) 374-0282
                                                   -----------------------------



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Item     1. Changes in Control of Registrant

         On September 23, 1997, JW Charles Financial Services, Inc. ("JW Charles") announced that its offer to exchange (the "Exchange Offer") shares of its common stock, par value $.001 per share ("JW Charles Shares"), for any and all (but not less than 51%) of the outstanding shares of common stock, par value $.01 per share ("Company Shares"), of The Americas Growth Fund, Inc. (the "Company") was completed with the expiration of the Exchange Offer at 12:00 midnight, Atlanta time, on September 22, 1997. According to Amendment No. 1 to
Schedule 14D-1 of JW Charles, a total of approximately 822,938 Company Shares (including approximately 16,380 Company Shares tendered subject to Notices of Guaranteed Delivery) were validly tendered and not withdrawn pursuant to the Exchange Offer and were accepted by JW Charles for exchange in accordance with the terms of the Exchange Offer on the basis of 0.431 of a JW Charles Share for each Company Share. As a result of the Exchange Offer, JW Charles reported in Amendment No. 1 to its Schedule 14D-1 that it beneficially owns 1,149,488 Company Shares, representing approximately 90.9% of the outstanding Company Shares. Prior to the completion of the Exchange Offer, JW Charles reported that, as of August 14, 1997, it beneficially owned 326,550 Company Shares, representing approximately 25.8% of the outstanding Company Shares.

         As a result of the Exchange Offer, JW Charles is in a position to elect all of the Company's directors and to control the Company. In the JW Charles prospectus dated August 14, 1997, JW Charles stated that if it owned 90% or more of the outstanding Company Shares after the Exchange Offer, it may seek to cause the merger of the Company with a wholly-owned subsidiary of JW Charles without further action by the Company. As of the date of this Report, JW Charles has not communicated to the Company's board of directors its intent with respect to such merger.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE AMERICAS GROWTH FUND, INC.
                                               (Registrant)

Date:  October 7, 1997                     By: /s/ Leonard J. Sokolow
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                                              Leonard J. Sokolow, Chairman
                                              and Chief Executive Officer




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